Exhibit 10.47

Sequa Corporation

Amendment No. 1 to

Management Incentive Bonus Program

for

Corporate Executive Officers

(Amendment Effective March 25, 2004)
SEQUA CORPORATION
MANAGEMENT INCENTIVE BONUS PROGRAM
FOR CORPORATE EXECUTIVE OFFICERS
AMENDMENT NO. 1

This Amendment No. 1 is made by Sequa Corporation (the "Company") to the Sequa Corporation Management Incentive Bonus Program for Corporate Executive

Officers (the "Plan").

WITNESSETH:
WHEREAS, the Company maintains the Plan; and

WHEREAS, the Company wishes to amend the Plan to reflect a change in the titles of two of the participants in the Plan; and

WHEREAS, this amendment to the Plan does not and will not change the number or pool of eligible participants in the Plan or otherwise substantively change any of the terms of the Plan.

NOW, THEREFORE, effective as of March 25, 2004, the Company hereby amends the Plan as follows:

1.	The title "President/Chief Operating Officer" shall be replaced with "Vice
Chairman and Executive Officer" in every instance in which it appears in the Plan.

2.	The title "Senior Vice President/Gas Turbine Operations" shall be replaced with "Vice Chairman and Executive Officer" in every instance in which it appears in the Plan.

IN WITNESS WHEREOF, this Amendment No. 1 to the Plan is hereby executed on this 25th day of March, 2004.

SEQUA CORPORATION

By: /s/ Jesse Battino
Jesse Battino
Vice President, Human Resources